UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008 (September 16, 2008)

PINPOINT ADVANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52562	33-1144642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maskit Street, Herzeliya, Israel	46700
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 9-9500245

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information.

On September 16, 2008, Pinpoint Advance Corp. determined, in light of current market uncertainties, to authorize the transfer of the funds being held in the trust account from Lehman Brothers, Inc. to JPMorgan Chase Bank N.A. The transfer of the funds was effected at par.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2008	PINPOINT ADVANCE CORP.

	By:	/s/ Ronen Zadok
Name: Ronen Zadok
Title: Chief Financial Officer